Exhibit 10.1

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT, (this “Agreement”), made as of June 22, 2018 (the “Effective Date”), by and among IPIC-GOLD CLASS ENTERTAINMENT LLC, a Delaware limited liability company (the “Borrower”), IPIC GOLD CLASS HOLDINGS LLC, a Delaware limited liability company (“Holdings”), IPIC TEXAS, LLC, a Texas limited liability company (“IPIC Texas”), IPIC MEDIA, LLC, a Florida limited liability company (“IPIC Media”), DELRAY BEACH HOLDINGS, LLC, a Florida limited liability company (“DB Holdings”), BAY COLONY REALTY, LLC, a Florida limited liability company (“Bay Colony”, together with Borrower, Holdings, IPIC Texas, IPIC Media and DB Holdings, collectively, the “Borrower Parties”) and THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA, a body corporate of the State of Alabama created under Section 16-25-1 et. seq., Code of Alabama (1975), as amended (the “TRS”), and THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA, a body corporate of the State of Alabama created under Section 36-27-1 et. seq., Code of Alabama (1975), as amended (the “ERS”) (the TRS and the ERS are sometimes herein referred to individually as a “Lender” and collectively as the “Lenders”).

RECITALS:

A. Borrower Parties and Lenders are party to that certain Second Amended and Restated Master Loan and Security Agreement dated February 1, 2018 (as previously or hereafter amended, the “Loan Agreement”), pursuant to which, Lenders have agreed to extend to Borrower a non-revolving credit facility in an aggregate principal amount not to exceed $225,828,169.12 (the “Loan”) for the purpose of financing the costs of leasing, constructing, furnishing, equipping, establishing and operating upscale cinema projects to be located at sites in the United States of America in accordance with the terms of the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meanings given in the Loan Agreement.

B. The Borrower Parties have requested that proceeds of the Loan be made available for the renovation of certain existing, operating Projects located in Pasadena, California, Redmond, Washington, Scottsdale, Arizona, Fairview, Texas and Austin, Texas (each a “Renovation Project” and collectively, the “Renovation Projects”), and, as a condition precedent to consenting to allowing Advances for the Renovation Projects, Lenders require that the Loan Agreement be modified on the terms and conditions hereafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the parties hereto agree as follows:

1. Recitals. The Recitals herein are true and correct.

2. Amendments to Loan Agreement.

(a) Definitions.

(i)	The definitions set forth in Section 1.1 of the Loan Agreement for “Approved Project,” “Available Committed Amount,” “Future Projects,” “Pasadena Note,” “Pasadena Project”, “Project Development Budget,” “Project Tranche,” “Projects,” “Scheduled Completion Date,” and “Title Policies,” are hereby deleted in their entirety and the following inserted in lieu thereof:

“Approved Project” shall mean each Existing Project, each Planned Project, each Renovation Project, together with any other Future Project which meets the definition of “Approved Project” as defined in Section 3.2(b) hereof.

“Available Committed Amount” shall mean the Tranche 3 Committed Amount less the sum of (a) the Village Note Payoff Advance, (b) the Operating Expense Advance, (c) the stated amount of all Project Tranches for all Existing Projects, Planned Projects, Renovation Projects and Future Projects previously incurred under the Tranche 3 Committed Amount and (d) any sums not identified in any Project Development Budget for any Existing Project, Planned Project, Renovation Project or Future Project but which are reasonably identified by Agent Lender as amounts required to complete the development of any Existing Project, Planned Project or Future Project (i.e. any “overrun” amounts), as such amount may be adjusted from time to time by Agent Lender to account for changes to Project Development Budgets for Existing Projects, Planned Projects, Renovation Projects and Future Projects, cost-savings or cost-overruns in any Project Development Budges for any Existing Project, Planned Project, Renovation Project or Future Project, or the availability of Lessor Contributions for Project development or operating costs, all as more particularly provided herein.

“Future Projects” shall mean each Approved Project (other than the Existing Projects, Planned Projects and Renovation Projects) approved after the Existing Loan Agreement Effective Date in accordance with the terms and conditions of Section 3.2 hereof.

“Pasadena Note” means collectively, (i) that certain Project Promissory Note dated September 30, 2010 from Borrower in favor of TRS in the stated amount of $3,176,482.06, as amended by Note Modification and Amendment to Loan Documents dated May 29, 2014, reducing the stated principal amount thereof to $3,042,869.72 (as previously or hereafter amended, the “TRS Pasadena Note”), (ii) that certain Project Promissory Note dated September 30, 2010 from Borrower in favor of ERS in the stated principal amount of $1,564,535.94, as amended by Note Modification and Amendment to Loan Documents dated May 29, 2014, reducing the stated principal amount thereof to $1,498,726.88 (as previously or hereafter amended, the “ERS Pasadena Note”) in the collective amount of the Project Tranche for the Existing Pasadena Project, evidencing the Borrower’s obligation to pay the aggregate outstanding principal balance of the Project Tranche for the Existing Pasadena Project to the Lenders, together with interest thereon, as the same may be amended from time to time; together with, (iii) that certain Project Promissory Note dated of even date herewith from Borrower in favor of TRS in the stated principal amount of $741,307.30 (the “TRS Pasadena Renovation Note”), and (iv) that certain Project Promissory Note dated of even date herewith from Borrower in favor of ERS in the stated principal amount of $365,121.50 (the “ERS Pasadena Renovation Note”) in the collective amount of the Renovation Project Tranche for the Pasadena Renovation Project, evidencing the Borrower’s obligation to pay the aggregate outstanding principal balance of the Project Tranche for the Pasadena Renovation Project to the Lenders, together with interest thereon, as the same may be amended from time to time The Amount of the Pasadena Note may be modified, as determined by Lender in Lender’s sole discretion, to reflect changes to the Existing Pasadena Project Tranche and Pasadena Renovation Project Tranche, as applicable.

“Pasadena Project” means collectively, the Existing Pasadena Project and the Pasadena Renovation Project.

“Project Development Budget” means, as applicable, a detailed estimation of the cost to reconfigure, renovate, acquire, construct, furnish, improve, equip, stock and otherwise complete and establish a Project, which estimation may include soft costs approved by Agent Lender in accordance with the terms and conditions of Section 3.3 of this Agreement.

“Project Tranche” means the maximum amount available for Advances as proceeds from the Loan with respect to each Project, said Project Tranche being the lesser of (i) eighty percent (80%) of the total remaining cost to develop such Project as set forth in the Project Development Budget approved by the Agent Lender for such Project, or (ii) the Available Committed Amount calculated at the time such Project and Project Development Budget are approved by the Agent Lender for such Project; provided, however, that the Project Tranche may be adjusted by Agent Lender from time to time for changes in the Project Development Budget, overruns, cost-savings, or for verified availability of Lessor Contributions, as provided herein. Without limiting the foregoing, the Project Tranche for any Renovation Project shall only include the costs to renovate and reconfigure such Renovation Project, and the Project Tranche for any Existing Project shall not include previously incurred costs to acquire, construct or equip such Existing Project, and such Project Tranche shall only include the remaining costs to reconfigure such Existing Project.

“Projects” means, collectively, the Existing Projects, the Planned Projects, the Milwaukee Project, the Renovation Projects, and Future Projects, being upscale “IPIC” cinema projects to be constructed (as to Future Projects and Planned Projects) and/or reconfigured or renovated (as to any Projects approved for renovation by Agent Lender in its sole and absolute discretion) and maintained (as to all Projects) on each of the Properties, together with food preparation and dining areas, theatre seating, concession areas, indoor common areas, outdoor common areas, and related parking, landscaping and site improvements, all to be constructed and/or renovated and maintained, as applicable, in accordance with the Plans and Specifications, together with all Collateral used or useful in connection therewith. Each Project shall be a cinema committed to a first class quality experience to include film, food, wine and liquor, and service for customers with core features including 40 to 52 seat auditoriums, (full recline) seating, and food and beverage offering available before, during and/or after film screenings, a bowling alley containing 10 to 24 lanes, and up to a 200 seat restaurant.

“Scheduled Completion Date” means, as to each Project, the date by which such Project is to be completed and open for business, and shall be no later than (i) as to all Existing Projects, May 1, 2011; (ii) as to each Renovation Project, twelve (12) months after the initial Advance for such Renovation Project; (iii) as to all other Projects that are not Renovation Projects or Existing Projects, fifteen (15) months after the initial Advance for such Project, subject to reasonable extensions for Permitted Force Majeure Delays, with such date to be certified by Borrower and Agent Lender upon the initial advance for each Project other than the first Project by execution of the form attached hereto as Exhibit E.

“Title Policies” means, collectively, each of the mortgagee title insurance policies issued by a Title Company for a Project in standard ALTA form insuring (i) the Borrower or any Borrower Subsidiary’s leasehold interest in an amount equal to the total amount of the Project Development Budget for such Project, and (ii) the Lien on the leasehold interest of the Borrower or any Borrower Subsidiary created by the Mortgage, in form reasonably satisfactory to Agent Lender and in an amount equal to the principal amount of the Project Tranche for such Project; provided, however, the Title Policy for each Existing Project shall not be less than the amount of the Project Tranche identified in the Original Loan Agreement.

(ii)	The following definitions are hereby added to Section 1.1 of the Loan Agreement:

“Existing Austin Project” means the existing, operating Project located at 3225 Amy Donovan Plaza, Austin, Texas.

“Existing Fairview Project” means the existing, operating Project located at 321 Town Place, Fairview, Texas.

“Existing Pasadena Project” means the existing, operating Project located at the One Colorado Shopping Center in Pasadena, California.

“Existing Redmond Project” means the existing, operating Project located at 16451 NE 74th Street, Redmond, Washington.

“Existing Scottsdale Project” means the existing, operating Project located at 15257 N. Scottsdale Rd., Scottsdale, Arizona.

“Pasadena Renovation Project” means the Renovation Project to the Existing Pasadena Project.

“Renovation Projects” means the renovations and reconfigurations to be completed in 2018 to the Existing Pasadena Project, the Existing Redmond Project, the Existing Scottsdale Project, the Existing Fairview Project and the Existing Austin Project, in accordance with the Plans and Specifications submitted to and approved by Agent Lender in conjunction therewith.

(b) Repayment of Loan. Section 2.4(b)(3)(i) – (ii) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

(i) With respect to the Tranche 3 Committed Amount Advanced to Borrower in connection with the Existing Projects and Planned Projects (for clarification such Advances do not include any amounts Advanced or to be Advanced in conjunction with the Renovation Projects) commencing on January 1, 2012, and on each Scheduled Interest Payment Date thereafter through and including the Scheduled Interest Payment Date immediately preceding the Maturity Date, all accrued but unpaid interest on the outstanding principal balance of all Advances of the Tranche 3 Committed Amount Advanced in connection with such Existing Projects and Planned Projects shall be due and payable.

(ii) With respect to the Tranche 3 Committed Amount, being that portion of the outstanding principal balance of the Loan to be Advanced to Borrower in connection with a Future Project or Renovation Project, interest shall be payable on Advances of such Tranche 3 Committed Amount on a Project Tranche by Project Tranche basis as follows: on the first Scheduled Interest Payment Date following the earlier to occur of (1) the date which is six (6) months following the opening of a Future Project or re-opening of a Renovation Project funded by any proceeds of the Project Tranche designated for such Future Project or Renovation Project, as applicable, or (2) the date which is twenty-one (21) months following the initial Advance of the Project Tranche designated for such Future Project or Renovation Project, as applicable, and on each Scheduled Interest Payment Date thereafter through and including the Scheduled Interest Payment Date immediately preceding the Maturity Date, all accrued but unpaid interest on the outstanding principal balance of all Advances of the Project Tranche designated for such Future Project or Renovation Project shall be due and payable.

(c) Reallocation of Committed Amount. Section 3.3(c) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

(c) Once a Project Development Budget for an Approved Project is approved by Agent Lender, an amount equal to eighty percent (80%) of the total remaining costs to develop the Project as shown on such Project Development Budget shall constitute the “Project Tranche” applicable thereto. The parties anticipate that changes to Project Development Budgets may be desired by Borrower in the course of developing a Project through reallocations among line items, cost-savings or cost overruns. Such changes to Project Development Budgets may be made by Borrower with prior notice to Agent Lender, but without Agent Lender approval or consent as provided in Section 4.1(f) hereof. Notwithstanding the foregoing, any changes to the amount of a Project Tranche (either increases or decreases) shall be subject to Agent Lender’s prior written consent, which consent shall not be unreasonably withheld as long as such changes will not result in a negative Available Committed Amount and Agent Lender reasonably believes the new proposed Project Tranche for the Project remains sufficient to permit the completion of the Project. In the event the Agent Lender consents to any modification to a Project Tranche amount, the Available Committed Amount will be adjusted upward or downward accordingly. To the extent that Project Development Budget changes by Borrower result in increased Project costs for which there is no Available Committed Amount sufficient to permit such an increase in the Project Tranche, Borrower shall be responsible for paying the full amount of such Deficiency, as hereinafter provided. To the extent an approved modification to an existing Project Tranche amount results in (i) an increase to the Available Committed Amount with respect to Advances for an Existing Project or Planned Project, the amount of such increase shall then be available for other Existing Projects or Planned Projects, subject, however, to appropriate and acceptable adjustments to the Project Development Budgets for such other Existing Projects or Planned Projects, (ii) an increase to the Available Committed Amount with respect to Advances for a Future Project, the amount of such increase shall then be available for other Future Projects, subject, however, to appropriate and acceptable adjustments to the Project Development Budgets for such other Future Projects, or (iii) an increase to the Available Committed Amount with respect to Advances for a Renovation Project, the amount of such increase shall then be available for other Renovation Projects, subject, however, to appropriate and acceptable adjustments to the Project Development Budgets for such other Renovation Projects.

(d) Disbursement Procedure. Section 4.1(b)(2) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

(2) as to all Projects in the aggregate, the lesser of (i) the Tranche 3 Committed Amounts less any Tranche 3 Committed Amount previously advanced for any Existing Project, Planned Project, Future Project, Renovation Project, the Village Note Payoff Advance and Operating Expense Advance and (ii) the aggregate principal amount of all established Project Tranches for Existing Projects, Planned Projects, Future Projects and Renovation Projects, as the same may be adjusted from time to time pursuant to Section 3.3(c) above, less any sums not identified in any Project Development Budget (as the same may be amended as permitted herein) but which are reasonably identified by the Agent Lender as amounts required to complete the development of any Existing Projects, Planned Projects or Renovation Projects (i.e., any “overrun” amounts), however, an Advance for any overrun amount is subject to the Agent Lender’s approval, in its sole discretion.

(e) Construction of Improvements. The first paragraph of Section 6.23 of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

Construct Improvements and Complete the Projects. Commence construction, reconfiguration and/or renovation, as applicable, of each of the Existing Projects, Planned Projects, Renovation Projects and Future Projects within sixty (60) days following the initial Advance of the corresponding Project Tranche, but in any event to commence construction of each of the Projects no later than the expiration of the Commitment Period; cause each set of Improvements to be constructed substantially in accordance with the Plans and Specifications therefor, and in compliance with all applicable restrictive covenants, zoning ordinances, setback requirements, building codes and governmental regulations, and so as not to encroach upon or overhang into any easement or right-of-way; cause such construction to proceed continuously and permit no cessation of work; and complete each of the Projects and obtain all required Permits and a certificate of occupancy or other final governmental approval of such Improvements for their intended use on or before the Scheduled Completion Date therefor, time being of the essence.

The completion of each of the Projects and the payment of all costs and expenses incidental thereto shall be evidenced by the Borrower’s delivery, within ninety (90) days of the Scheduled Completion Date for each applicable Project, to the Agent Lender of a certificate signed by the Borrower stating that:

(1) the acquisition, construction, installation and equipping of such Project has been completed in all material respects substantially in accordance with the Plans and Specifications;

(2) the Borrower shall have received and made all Permits, approvals, consents, licenses (including environmental permits) and authorizations of, and registrations, filings and recordings with, and declarations to, and other actions by governmental authorities, the lack of which if not issued, granted or otherwise in existence, would materially impair commencement of operation of the Project;

(3) all amounts due for labor, materials, supplies and other costs incurred in connection with the acquisition, construction, installation and equipping of the Project have been paid except for amounts which the Borrower is entitled to retain pursuant to its respective purchase orders or for amounts being disputed by the Borrower in good faith as being due and payable, which amounts shall be set forth in the certificate and held in the disbursement account established for such Project until payment is due.

(f) Borrower Parties’ Information. The following is hereby added as Section 9.21 of the Loan Agreement:

9.21 Business Updates. In addition to any requirements set forth in this Agreement, Borrower shall provide to Lender, on a monthly basis during the term of the Loan written updates of (i) any planned, proposed or anticipated changes to its existing business plans or operations, or (ii) any changed or expected changes to its financial condition that has not been otherwise disclosed in any required public filings. Notwithstanding the foregoing, Lender acknowledges and agrees that it cannot buy or sell the securities of Parent on the basis of material, non-public information about Borrower, Parent or any other Affiliate of Borrower.

(g) Advance Date Certification Form. Exhibit E of the Loan Agreement is hereby deleted in its entirety and the Advance Date Certification Form attached as Exhibit A to this Agreement is hereby inserted in lieu thereof.

3. Release of Lenders. For and in consideration of Lenders’ agreement to enter into and execute this Agreement, and without any contingency, precondition, or condition subsequent, each of the Borrower Parties, for himself/herself/itself and his/her/its heirs, executors, trustees, successors and assigns, does hereby fully and forever release, relinquish, discharge, settle and compromise any and all claims, cross-claims, counterclaims, causes, damages and actions of every kind and character, and all suits, costs, damages, expenses, compensation and liabilities of every kind, character and description, whether direct or indirect, known or unknown, disclosed or hidden, in law or in equity, which he/she/it had or will have against Lenders, and/or any of Lenders’ affiliates, agents, representatives, officers, employees or contractors on account of, arising, or resulting from, or in any manner incidental to, any and every thing or event occurring or failing to occur at any time in the past up to and including the date hereof, including, without limitation, any claims relating to the Note, the Loan Agreement, the Mortgages or any other Loan Documents, any act or event relating to Lenders’ (or its designees’) possession or use of any collateral securing the Note at any time, the indebtedness evidenced by the Note, any act or event relating to the Lenders’ administration of the Loan Agreement, the Note or any other Loan Documents.

4. Authorization. Borrower Parties represent and warrant to Lenders that each of them has full power and authority to enter into this Agreement; that the execution and delivery of this Agreement have been authorized by all requisite action; and that this Agreement constitutes the valid and legally binding obligation of Borrower Parties enforceable in accordance with its terms. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement and the indebtedness represented thereby and by the Note shall continue in full force and effect.

5. Ratification. Except as herein amended, the Loan Agreement is hereby ratified and affirmed. Execution of this Agreement shall not alter or diminish any rights of Lenders or obligations of Borrower Parties under any other note, instrument, or obligation secured by or entitled to the benefits of the Loan Agreement or the Note, including, without limitation, any of the other Loan Documents.

6. No Offsets or Defenses. Borrower Parties confirm that they have no offsets or defenses with respect to their obligations pursuant to the Loan Agreement and Note or any of the other Loan Documents.

7. Events of Default. Borrower Parties represent and warrant that, as of the Effective Date, there are no Events of Default under the Loan Agreement, Note or any of the other Loan Documents.

8. No Novation or Modification of Loan Documents, etc. Borrower Parties acknowledge and agree that (a) this Agreement is not intended to be, and shall not be deemed or construed to be, a novation; (b) except as expressly provided in this Agreement or any other written agreements with respect to the Loan Documents, no other modifications, amendments, or waivers of other Loan Documents are implied or intended; and (c) Lender reserves all available rights and remedies, at law, in equity and under any the Loan Documents.

9. Expenses. Borrower Parties agree to pay to Lenders all expenses, including Lenders’ attorney’s fees, incurred by Lenders in connection with the negotiation and preparation of this Agreement.

10. Counterparts. This Agreement may be executed in two or more counterparts, each of which when executed and delivered shall constitute an original, but all such counterparts together shall be deemed to be one and the same instrument.

11. Severability; Complete Agreement. If any provisions of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. The Loan Agreement and the Note, together with the other Loan Documents, as amended, constitute the full and complete agreement of the Borrower Partiers and Lenders with respect to the indebtedness evidenced by the Note and Loan Agreement.

12. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns.

13. Waiver of Jury Trial. THE BORROWER PARTIES AND LENDERS HEREBY WAIVE ANY RIGHT THAT ANY OF THEM MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE LENDERS AND ANY BORROWER PARTY WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF ANY PARTY’S RIGHTS AND REMEDIES UNDER THIS AGREEMENT, OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE BORROWER PARTIES AND LENDERS AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF THE BORROWER PARTIES AND LENDERS IRREVOCABLY TO WAIVE THEIR RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF THE PARTIES TO ENTER INTO THIS AGREEMENT, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN THE BORROWER PARTIES AND THE LENDERS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the year and date first above written.

BORROWER PARTIES:

IPIC-GOLD CLASS ENTERTAINMENT, LLC

By:	/s/ Hamid Hashemi
Print Name:	Hamid Hashemi
Title:	Managing Member

STATE OF FLORIDA

COUNTY OF PALM BEACH

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of IPIC-GOLD CLASS ENTERTAINMENT, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 20th day of June, 2018.

/s/ Dawn Nelson
Notary Public
My commission expires: 12/5/2020

IPIC GOLD CLASS HOLDINGS LLC

By:	/s/ Hamid Hashemi
Print Name:	Hamid Hashemi
Title:	Managing Member

STATE OF FLORIDA

COUNTY OF PALM BEACH

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of IPIC-GOLD CLASS HOLDINGS LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 20th day of June, 2018.

/s/ Dawn Nelson
Notary Public
My commission expires: 12/5/2020

IPIC-GOLD CLASS TEXAS, LLC

By:	/s/ Hamid Hashemi
Print Name:	Hamid Hashemi
Title:	Managing Member

STATE OF FLORIDA

COUNTY OF PALM BEACH

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of IPIC-GOLD CLASS TEXAS, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 20th day of June, 2018.

/s/ Dawn Nelson
Notary Public
My commission expires: 12/5/2020

IPIC MEDIA, LLC

By:	/s/ Hamid Hashemi
Print Name:	Hamid Hashemi
Title:	Managing Member

STATE OF FLORIDA

COUNTY OF PALM BEACH

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of IPIC MEDIA, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 20th day of June, 2018.

/s/ Dawn Nelson
Notary Public
My commission expires: 12/5/2020

DELRAY BEACH HOLDINGS, LLC

By:	/s/ Hamid Hashemi
Print Name:	Hamid Hashemi
Title:	Managing Member

STATE OF FLORIDA

COUNTY OF PALM BEACH

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of DELRAY BEACH HOLDINGS, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 20th day of June, 2018.

/s/ Dawn Nelson
Notary Public
My commission expires: 12/5/2020

BAY COLONY REALTY, LLC

By:	/s/ Hamid Hashemi
Print Name:	Hamid Hashemi
Title:	Managing Member

STATE OF FLORIDA

COUNTY OF PALM BEACH

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of BAY COLONY REALTY, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 20th day of June, 2018.

/s/ Dawn Nelson
Notary Public
My commission expires: 12/5/2020

LENDERS:

THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA

By:	/s/ Dr. David G. Bronner
Print Name:	Dr. David G. Bronner
Title:	CEO

STATE OF ALABAMA

COUNTY OF MONTGOMERY

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Dr. David G. Bronner, whose name as CEO of the Teachers’ Retirement System of Alabama is signed to the foregoing Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of the Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said body corporate of the State of Alabama acting in its capacity as aforesaid.

Given under my hand and official seal this 22nd day of June, 2018.

/s/ Debra Dahl
Notary Public
My commission expires: 1/23/19

THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA

By:	/s/ Dr. David G. Bronner
Print Name:	Dr. David G. Bronner
Title:	CEO

STATE OF ALABAMA

COUNTY OF MONTGOMERY

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Dr. David G. Bronner, whose name as CEO of the Employees’ Retirement System of Alabama is signed to the foregoing Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of the Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said body corporate of the State of Alabama acting in its capacity as aforesaid.

Given under my hand and official seal this 22nd day of June, 2018.

/s/ Debra Dahl
Notary Public
My commission expires: 1/23/19

EXHIBIT A

Revised Advance Date Certificate Form

Advance Date Certification Form

(for Planned Projects, Renovation Projects and Future Projects)

[Planned] [Renovation] Project Location:______________________________

Pursuant to that certain Second Amended and Restated Master Loan and Security Agreement dated February 1, 2018 (together with any amendments thereto, the “Loan Agreement”) by and among IPIC-GOLD CLASS ENTERTAINMENT, LLC, a Delaware limited liability company (the “Borrower”) IPIC GOLD CLASS HOLDING LLC, a Delaware limited liability company (“Holdings”), the Borrower Subsidiaries party thereto, and THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA, a body corporate of the State of Alabama created under Section 16-25-1 et. seq., Code of Alabama (1975), as amended (the “TRS” or “Agent Lender”), and THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA, a body corporate of the State of Alabama created under Section 36-27-1 et. seq., Code of Alabama (1975), as amended (the “ERS”) (the TRS and the ERS are sometimes herein referred to individually as a “Lender” and collectively as the “Lenders”), Borrower and Agent Lender desire to certify the following below as of the date hereof. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

Borrower and Agent Lender hereby agree and certify as follows:

1. The initial Advance of the Loan for the Project described above occurred on __________________, 20__ (the “Initial Advance Date”).

2. Based on such Initial Advance Date, the Scheduled Completion Date for this particular Project will be_______________________ (the date which is fifteen (15) months from the Initial Advance Date if a Future Project or the date which is twelve (12) months from Initial Advance Date for a Renovation Project).

3. [INSERT FOR FUTURE PROJECTS AND RENOVATION PROJECTS ONLY AS THIS IS ONLY APPLICABLE TO TRANCHE 3 ADVANCES] Based on such Initial Advance Date and pursuant to Section 2.4(b) of the Loan Agreement, payments of accrued interest with respect to this particular Project shall commence on the first Scheduled Payment Date following the earlier of (1) the date which is six (6) months following the opening or re-opening of the Project, as applicable, or (2) (the date which is twenty-one (21) months following the initial Advance for this Project).

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Certified and agreed by Borrower and Agent Lender as of this _____ day of __________, 20___.

BORROWER:

IPIC-GOLD CLASS ENTERTAINMENT, LLC

By:
Print Name:
Its:

AGENT LENDER:

THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA

By:
Print Name:
Its: